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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 19, 2005

                          WAKE FOREST BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)

     United States                      000-25999               56-2131079
     -------------                      ---------               ----------
(State or other jurisdiction           (Commission           (IRS Employer
of incorporation)                      File Number)          Identification No.)

           302 South Brooks Street, Wake Forest, North Carolina 27587
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 919-556-5146


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (See General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

           On April 19, 2005, Wake Forest Bancshares, Inc. announced its earnings for the second quarter of its 2005 fiscal year. A copy of the press release dated April 19, 2005, describing second quarter earnings is attached as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibit is furnished with this Report:

         Exhibit No.       Description
         -----------       -----------

              99.1         Press release issued by Wake Forest Bancshares, Inc.
                           on April 19, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          WAKE FOREST BANCSHARES, INC.




                                   By:    s/s  Robert C. White
                                          ----------------------------
                                   Name:  Robert C. White
                                   Title: President, Chief Executive Officer and
                                          Chief Financial Officer

Date: April 19, 2005

                                  EXHIBIT INDEX

     EXHIBIT NO.                                    DESCRIPTION
     -----------                                    -----------
         99.1                           Press Release dated April 19, 2005.